UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

_______________________________

CLEARFIELD, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-16106	41-1347235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Winnetka Avenue North, Suite 100

Brooklyn Park, Minnesota 55428

(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of Clearfield, Inc. (the “Company”) conducted a competitive evaluation process to determine the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The Audit Committee invited several independent registered public accounting firms to participate in this process.

Following this process, on November 18, 2024, the Audit Committee of the Company dismissed Baker Tilly, US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm. Baker Tilly had served as the Company’s independent registered public accounting firm since 2013.

The audit reports of Baker Tilly on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2023 and 2024 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2023 and 2024 and the subsequent interim periods through November 18, 2024, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Baker Tilly with a copy of the foregoing disclosure, and requested that Baker Tilly furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of Baker Tilly’s letter, dated November 21, 2024, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On November 18, 2024, the Company’s Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”), and appointed Deloitte as the Company’s independent registered public accounting firm as of November 18, 2024.

During the past two fiscal years ended September 30, 2023 and 2024, and the subsequent interim period through November 18, 2024, neither the Company nor anyone on its behalf consulted Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Baker Tilly, US, LLP to the Securities and Exchange Commission dated November 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Date: November 21, 2024	By:	/s/ Cheryl Beranek
Cheryl Beranek
Chief Executive Officer